Investor Update May 12th, 2026

Copyright @ D-Wave2 Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995, including statements related to the expected benefits of the Quantum Circuits acquisition, our development and commercialization plans, dual-platform roadmap, and plans to accelerate the projected time to a scaled, error-corrected gate model quantum computer, among others. In some cases, you can identify forward-looking statements by the following words: “believe,” “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “trend,” “estimate,” “predict,” “project,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law. As used in this presentation: Bookings: An operating metric that is defined as customer orders received that are expected to generate net revenues in the future. Year-to-date FY 2026 Bookings includes $2.3 million in Quantum Circuits bookings that were closed immediately prior to the completion of the acquisition of Quantum Circuits in January 2026. We present the operating metric of Bookings because it reflects customers' demand for our products and services and to assist readers in analyzing our potential performance in future periods. Remaining Performance Obligations: Revenues allocated to remaining performance obligations represents the transaction price of noncancellable orders for which service has not been performed, which include deferred revenue and the amounts that will be invoiced and recognized as revenues in future periods from open contracts and excludes unexercised renewals.

Copyright @ D-Wave3 Recent Significant Technical and Commercial Milestones Sold Advantage System to Jülich Supercomputing Centre Introduced General Availability of Advantage2 System Released New Developer Tools for Quantum AI Closed €10M Agreement for System in Italy Launched Ford Otosan Application Announced Advanced Cryogenic Packaging Initiative Launched Advantage2 System at Davidson Technologies Demonstrated First On-Chip Cryogenic Control of Gate-Model Qubits January 2025 May 2026 Demonstrated Quantum Supremacy on Real-World Problem Acquired Quantum Circuits, Inc. Announced $20M System Purchase Agreement with Florida Atlantic University Signed $10 Million QCaaS Agreement with Fortune 100 Company

Copyright @ D-Wave4 Driving to 100,000 qubit annealing processor Dual-rail technology driving gate-model leadership Larger enterprise QCaaS engagements Growing adoption and support of D-Wave technology with U.S. government 2026: The Year of D-Wave Quantum Increasing number of system sales

D-Wave Market Leadership

Established Product Portfolio:

- Both annealing and gate-model systems
- Accessible through production-grade cloud service and via on-premises installation
- Quantum supremacy published in *Science*

Growing Commercial Adoption:

- 1st commercial quantum computing company
- 1st in-production quantum applications
- Over 100 customers in Q1 2026, over 50% of which are commercial enterprises

Revenue Model:

- Quantum Computing as a Service (QCaaS)
- Professional services
- System sales

Dual-Platform Quantum Computing Technologies

Offering Production Annealing Quantum Systems	Building Scalable Gate-Model Quantum Systems
Advantage2™ quantum computers powering real-world optimization	Dual-rail superconducting qubit platform
Leap™ real-time quantum cloud with hybrid solvers	Unique technology delivering high fidelity and superconducting speed
30+ enterprise use cases, including applications in production	On-chip cryogenic control and multi-chip packaging
First commercial use of quantum computer for LLMs	Advancing toward scalable, fault-tolerant quantum computing

Strong Customer Base

Pattison Food Group, BASF, BBVA, Davidson, IPG, accenture, VINCI Energies, ArcelorMittal, mastercard, docomo, SHIONOGI, FORD OTOSAN, unisys, NEC, Deloitte., JÜLICH, CaixaBank

Thought & Technical Leadership

290+ U.S. granted patents * | 800+ granted & pending patents worldwide* | 100+ PhDs

*Includes exclusively licensed patents

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Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Copyright @ D-Wave6 D-Wave’s Differentiation Dual-Platform Approach Only company delivering both annealing and gate-model systems addressing the full set of quantum applications Beyond Classical Only company that’s demonstrated capabilities beyond classical on a real-world problem (Annealing) On-Chip Control Proprietary local cryogenic control and multi-chip superconducting packaging for efficient systems scaling Significant Talent & Extensive IP Doubled size of world-class quantum team, with Quantum Circuits’ esteemed quantum scientists and developers Production-Grade & In-Use Only company with customer applications in production, providing 99.9% up-time service level agreements Built-In Error Detection Unique dual-rail technology enabling efficient error-corrected gate systems

Annealing and Gate-Model Quantum Computers for Full Range of Customer Problems

Annealing

Production-Ready Today

Optimization

AI/ML & GenAI

Research

Annealing or Gate-Model

Gate-Model

Production-Ready in 5+ Years

Quantum Chemistry

Materials Design

Research

Problem Types

Combinatorial Optimization	Linear Algebra & Factorization	Differential Equations
Workforce Scheduling	Machine	Designer Drugs
Logistics Routing	Learning Cryptography	Everlasting Batteries
Production Scheduling	Drug Discovery	3D Fluid Dynamics

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Copyright @ D-Wave

D-WAVE QUANTUM REALIZED.

Copyright @ D-Wave8 D-Wave Dual Platform Enables the Full Quantum Expected TAM1 1. Boston Consulting Group: “Where Will Quantum Computers Create Value – and When?” May 2019 (80% of TAM accruing to end-users; 20% to quantum hardware, software and services providers) LONG- TERM 15 - 30 Years MID- TERM 5 - 15 Years NEAR- TERM 3 - 5 Years $2B - $5B TAM ( $400M - $1B ) $25B - $50B TAM ( $5B - $10B ) $450B - $850B TAM ( $90B - $170B ) Computational Problem Combinatorial Optimization Linear Algebra & Factorization (Machine learning & cryptography) Differential Equations (Simulation) Annealing (D-Wave Only) Annealing or Gate-Model Gate-Model

Copyright @ D-Wave9 Leading the Commercialization of Quantum Tech Product Commercialization 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026E 2027E 2028E 2029E 2030E & Beyond Transition to CommercialProduct It is important to note that no one has yet shown a working error-corrected logical qubit that is scalable Gate-Model Processors (D-Wave and all other players) Annealing Processors (only D-Wave) D-Wave One System D-Wave Two System D-Wave 2X System D-Wave 2000Q System D-Wave 2000Q LN System Advantage System Advantage Performance System Advantage2 System Advantage3 System Noisy Intermediate Scale Quantum (NISQ) One Scalable and Error-Corrected Qubit One Scalable and Error-Corrected Few Qubit Processor Transition from government and academic to commercial customers

Copyright @ D-Wave10 Annealing Quantum Computing: Differentiated Technology for Optimization

Quantum Realized

Commercial Applications

- Over 73% of Q1 2026 revenue from commercial enterprises
- Business applications in production to improve customers' operations
- IonQ and Rigetti revenue dominated by government grants (as per public SEC filings)

NTT docomo FORD OTOSAN Pattison Food Group

Application Benchmarking

D-Wave annealing quantum computers have long-term advantage in optimization

D-Wave	IBM	IonQ
~98% of optimal at problem size 320	~75% of optimal at problem size 6	~80% of optimal at problem size 10
Runs in a fraction of a second	~100x slower than QA	~10,000x slower than QA

QED-C benchmarking: https://doi.Org/10.1145/3678184

Computational Supremacy

D-Wave: demonstrated supremacy on a real-world magnetic materials simulation problem

Google and Quantinuum: demonstrated supremacy on contrived problem

- Random circuit sampling – no practical application

No other unspoofed claims from any quantum computing company

Reliability and Availability

- 99.9%+ availability of Leap quantum cloud service
- Real-time access with no lengthy queuing
- SOC 2 Type 2 compliance

11 Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Demonstration of Quantum Supremacy on Useful, Real-World Problem



TEST CASE: BICLIQUE LATTICE
TIME TO SOLVE
SECONDS
MINUTES
YEARS
THOUSANDS OF YEARS
MILLIONS OF YEARS
Frontier Supercomputer
Electricity Equivalent: Global Annual Consumption
D-Wave Advantage2™ QC
Electricity Equivalent: Less Than $1
Nearly 1 Million Years to Solve

- Calculations beyond the reach of the Frontier supercomputer at Oak Ridge National Lab, one of the world's most powerful classical supercomputers
- Computation on D-Wave's Advantage2™ prototype took just minutes and consumed <$1 of electricity
- Classical computations performed on the Frontier supercomputer would have taken nearly 1 million years and required more than global annual electricity consumption
- Exponential advantage over state-of-the-art classical techniques (tensor networks, neural networks, heuristics)

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Copyright @ D-Wave

D-WAVE QUANTUM REALIZED.

Copyright @ D-Wave13 Advantage2 Annealing Quantum Computing System Performance Gains Driven by: • Greater Coherence: Doubled to drive faster time-to-solution • Greater Connectivity: Increased from 15 to 20-way connectivity to enable solutions to more complex problems • Increased Energy Scale: Increased by 40% to deliver higher-quality solutions Driving enhanced computational performance through greater qubit coherence, connectivity and energy scale. Accessible in D-Wave’s LeapTM quantum cloud service and via on-premises installation. Supports hybrid applications with up to 2 million variables.

Copyright @ D-Wave14 Industry-Leading Organizations Turning to D-Wave’s Annealing Quantum Computing, Now. one of the world’s largest airlines one of the world’s leading mobile carriers one of the world’s largest healthcare companies one of the world’s largest chemical companies

Copyright @ D-Wave15 Quantum Optimization: Applications Driving Enterprise Operational Excellence Scheduling Time Reduced From 10 Hours to Just Seconds Retail Manufacturing Drug Discovery Chemical Asset Utilization Law Enforcement 80% Increase in Scheduling Efficiency 1,000 Vehicles Scheduled Per Run in 5 vs. 30 Min 15% Improvement in Mobile Network Performance Accelerating Identification of Novel Small-Molecule Candidates Optimized Placement of Police Vehicles for Faster Response North Wales Police

Copyright @ D-Wave16 Advantage3 System: 100,000 Qubit Annealing Quantum Computer Expected Continued Rapid Innovation in Scaling Initial design of sample space for technology scaling 3D packaging demonstrations of multiple integrated circuits with superconducting interconnects Small scale dual annealing processor prototype and scalable control prototype 2026 2026-2027 2027

Potentially Transformative New Application Areas



Encoder (e.g. ViT)
Gumbel Softmax
Discrete Latent Variables
Cross Attention
Autoregressive Model (Transformer)
Training
Sampling
(a)
Denoiser Neural Network
(b)
Generative processes for different discrete latent variables

Discrete-Continuous Latent Variable Diffusion Models (arXiv: 2407.03300v1)

Quantum AI:

Quantum hybrid transformer architecture uses samples from rich QPU distributions to accelerate generative AI model training and potentially significant reduction in power consumption

Quantum hybrid diffusion architecture adds semantic information and QPU samples to potentially reduce training time and inference costs

Integrated AI and optimization framework facilitates expanded use cases such as supply chain demand forecasting and optimization



Illustration of quantum hash generation and its use as proof of work for block security (arXiv: 2503.14462)

Blockchain:

Published a new research paper titled "Blockchain with Proof of Quantum Work" that used quantum computation to generate and validate blockchain hashes

Leveraging techniques from D-Wave's quantum supremacy demonstration, quantum computation for hashing and proof of work could potentially require a fraction of the electricity used by classical resources alone

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Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Copyright @ D-Wave18 First Commercial Quantum AI Application Shionogi Quantum Hybrid transformer architecture delivers higher quality candidates for drug discovery application compared to classical architecture

Copyright @ D-Wave19 The StrideTM Hybrid Solver Nonlinear Program Solver Supports Growing Set of Use Cases Addresses optimization problems for business-critical workflows such as workforce scheduling, logistics routing, price optimization, production scheduling and more Support for Surrogate Models: ML models as part of optimization function and constraints Quantum Optimization Lists, Sets, and Other Combinatorial Variables (Mixed-Integer) Linear Programming Tensor Programming Satellite Placement

Copyright @ D-Wave20 Gate-Model Technology: Differentiated for Error Correction and Scale

Copyright @ D-Wave21 • Leading annealing quantum computing company • First to demonstrate quantum supremacy on real- world problem • First to deliver commercial applications with customers in production • Leading developer of gate-model technology • First to deliver dual-rail qubits with built-in error detection • Three decades of superconducting gate - model tech breakthroughs at Yale University Together, we’re building and commercializing superconducting annealing and gate-model quantum computing systems to singlehandedly lead the market

Copyright @ D-Wave22 Initial Dual-Rail System Available in 2026 Operational now for alpha users Universal gate set available with gate speeds up to 1000x faster than neutral atom and trapped ion technology Built-in quantum error detection Industry-leading platform for research- focused organizations and HPCs exploring error correction and QPU integration

Superconducting Speed with Ion Trap Fidelity

- D-Wave's dual-rail qubits with built-in erasure detection identifies 90% of errors that occur
- With erasure detection, this technology delivers gate fidelities that exceed 99.9%, bringing trapped ion fidelities along with superconducting execution speeds to today's gate-model algorithm developers
- Our erasure detection, and our observed erasure rate of 0.5%, allow us to deliver logical qubits with an order of magnitude fewer physical qubits compared to architectures without this capability
- Error correction is essential to unlocking broad quantum utility, and we believe that the dual-rail technology offers the fastest path to large-scale error-corrected systems



Gate Fidelity
High
99.9%
Low
< 99.5%
Quantinuum
IonQ
Trapped ions:
High fidelity but slow
Transmons, Xmons, etc.
Fast & manufacturable
but low fidelity
IQM
IBM
Google
Rigetti
Gate Speed
Slow
1-5 ms
Fast
50-500 ns

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Copyright @ D-Wave
D-Wave QUANTUM REALIZED.

Copyright @ D-Wave24 Demonstration of First Scalable, On-Chip Cryogenic Control of Gate-Model Qubits • Breakthrough gate-model demonstration of scalable on-chip cryogenic control of qubits • Industry first milestone advances the development of commercially viable gate-model quantum computers • Uses multiplexed digital-to-analog converters to control tens of thousands of qubits and couplers with just 200 control wires, reducing gate-model wiring complexity while maintaining qubit fidelity • Adapted from D-Wave’s annealing systems, uses superconductor bump bonding to build a multichip package that integrates a high-coherence fluxonium qubit chip with a multilayer control chip Advantage2 QPU Mounted in D-Wave's Proprietary Cryogenic Packaging

Copyright @ D-Wave25 Superconducting Dual-Rail Qubits Offer Faster Path to Error Correction; On-Chip Control Unlocks Scale Up to 10x Reduction in Physical Qubits Required for Error Correction On-chip Control Reduces Control Line Count by Orders of Magnitude Other Companies D-Wave D-Wave Google N um be r o f c on tr ol li ne s Number of qubits D-Wave

Copyright @ D-Wave26 Powerful Synergies to Advance Commercial Gate-Model Quantum Computing We believe that D-Wave will be the first to build and deploy error-corrected large-scale gate-model systems. Superconducting On-chip Control Built-in Error Detection Production Grade Systems Superconducting quantum systems with gate operations up to 1000x faster than others Local cryogenic control and multi-chip superconducting packaging needed for large-scale processors Industry-leading gate fidelities; error detecting dual-rail qubits for efficient error correction: fewer physical qubits per logical qubit Only company with cryogenic quantum computing platforms with years-long uptimes for commercial grade operations

Copyright @ D-Wave27 Full Software Product Suite for Dual-Rail Gate-Model Systems Dual-Rail Aqumen Seeker QPU AquSim Simulator APIs supporting error aware programming & Qiskit development Proprietary compiler for development to hardware or simulator Rapid algorithm prototyping with up to 25 dual-rail qubits Comprehensive client tools & unique error detection handling Cloud orchestration delivering QC as a service Control system for hardware execution Quantum Program Aqumen Seeker SDK Aqumen Seeker Cloud

Copyright @ D-Wave28 Gate-Model Roadmap Build and Scale Error-Corrected Superconducting Gate-Model Processors 2026 A 17 physical qubit dual-rail system along with demonstration of error correction Dual-rail solvers available in Leap cloud platform Release software toolkit for quantum algorithm development 2027 A 49 physical qubit dual-rail system Initial build of a 175 physical qubit dual- rail processor 2028 A 175 physical qubit dual-rail system Error correction demonstration with multiple logical qubits High fidelity gate operations on scalable logical qubits Design for a 1,000 physical qubit scalable dual-rail processor 2030 A 1,000 physical qubit dual-rail system with 10 logical qubits Design for a 10,000 physical qubit dual-rail system 2032 A dual-rail qubit system that can support 100 logical qubits

Copyright @ D-Wave29 Recent Highlights

Copyright @ D-Wave30 Q1 2026 Financial Highlights $- $1 $2 Q1 2025 Q1 2026 M IL LI O N S -Q1 Professional Services Revenue $982.8K $777.5K $- $200 $400 $600 $800 Q1 2025 Q1 2026 M IL LI O N S $304.3M $588.4M Liquidity Position $- $10 $20 $30 $40 Q1 2025 Q1 2026 M IL LI O N S -Q1 YoY Bookings $1.6M $33.4M The financial information set forth above is unaudited $1 $2 Q1 2025 Q1 2026 M IL LI O N S -Q1 QCaaS Revenue $1.8M $1.5M $- $10 $20 $30 $40 $50 Q1 2025 Q1 2026 M IL LI O N S -Q1 YoY RPO* $6.4M $42.4M $- $1 $2 $3 Q1 2025 Q1 2026 M IL LI O N S -Q1 Commercial Revenue $2.1M $1.5M *Remaining Performance Obligations

Copyright @ D-Wave31 Florida Atlantic University Signs $20M Agreement to Purchase Advantage2 Computer • The deployment is expected by the end of 2026 • Collaboration will include the creation of D-Wave Quantum Applications Academy at FAU to support research, training and workforce development, that will establish FAU as a leader in quantum computing education and research • The state of Florida and city of Boca Raton are also providing job growth and training incentives to expand the quantum talent pool Agreement includes a $20 million commitment by FAU, to purchase and install an Advantage2 annealing quantum computer on FAU’s Boca Raton campus

Copyright @ D-Wave32 D-Wave Announces $10 Million, 2-Year Enterprise QCaaS Agreement with Fortune 100 Company • The companies plan to collaborate to develop and deploy several quantum powered applications • The first of its kind enterprise level agreement in the quantum space covers professional services and QCaaS access, as well as the potential for multiple in production applications • Revenue will be recognized ratably over the two-year contract period commencing in Q1 FY26

Copyright @ D-Wave33 D-Wave Selects Boca Raton for New Corporate Headquarters and U.S. R&D Facility • Will support the annealing quantum system roadmap with core R&D, testing and support functions • Furthers D-Wave’s North America presence, which now includes a Quantum Engineering Center of Excellence in Burnaby, BC; a gate-model focused R&D center in New Haven, CT; and quantum systems located in Burnaby, Marina Del Rey, CA and Huntsville, AL • An additional system will be installed nearby in Boca Raton at Florida Atlantic University Announced the transition of headquarters to Boca Raton, FL, from Palo Alto, CA by the end of 2026. Will also include a key R&D facility in one of the fastest growing technology ecosystems in the U.S.

Copyright @ D-Wave34 Summary

A Full-Stack, Commercial Quantum Computing Company

Annealing & Gate-Model Quantum Computers

- Production-ready Advantage2TM annealing quantum systems solving real-world problems today
- Gate-model system in development with built-in error detection

Cloud Service

- Cloud access to D-Wave technology including hybrid solvers, QPU solvers, and prototype QPU solvers
- > 99% uptime with real-time access

Developer Tools

- Open-source developer tools built in Python
- Available on GitHub

Professional Services

- Customer onboard to quantum computing applications
- Phased engagement model

35 Copyright @ D-Wave

D-Wave QUANTUM REALIZED.

Copyright @ D-Wave36 D-Wave Key Considerations Technology Leadership • Only dual-platform quantum computing company – developing and selling both annealing and gate quantum computers • Designed, developed and operating the world’s largest quantum computers • Only company to achieve quantum supremacy on a useful, real-world problem • One of the top 5 global quantum computing patent portfolios* Applications • Multiple optimization use cases with demonstrated ROI (from workforce scheduling to supply chain logistics) • Energy-efficient blockchain prototype operational as first distributed quantum application • Quantum ML & AI research and product development Customer Traction • Business applications in production • Diverse commercial customer base • In FY2025, over 135 customers comprising 70+ commercial customers, including approximately two dozen Forbes 2000 customers Production-grade Offerings • Scalable production-grade commercial systems accessible by either the Leap Cloud platform or on premises • Service Level Agreements • SOC 2 Type 2 compliant *Source: PatentPC.com, February 2026

Copyright @ D-Wave37 Tomorrow First to market with a scaled, error-corrected (Gate-Model) quantum computer First to market with a commercial, beyond classical (Annealing) quantum computer Today Commercial-Grade Groundbreaking ScienceUnparalleled Technical Leadership